Exhibit 10.4

ARRIS GROUP, INC

ACCELERATION OF AWARDS

ARRIS Group, Inc., a Delaware corporation (the “Company”), hereby waives the vesting requirements for the following awards that currently are outstanding under the Company’s 2011 Stock Incentive Plan (the “Plan”), and all such restricted share awards, or the applicable portion thereof, will be non-forfeitable as of the date set forth below, pursuant to the authority of the Compensation Committee of the Board of Directors of the Company granted under section 5(d) of the Plan to reduce vesting of an award in connection with a merger, sale or other extraordinary event:

1.	Time-based restricted share awards held by a “Covered Participant” (as defined below) to the extent that they otherwise are scheduled to vest in 2016;

2.	Performance-based restricted share awards held by a Covered Participant for the three-year performance cycle ending December 31, 2015 (which shall be vested at the maximum level of 2005); and

3.	Time-based restricted share awards held by Bob Stanzione or Larry Margolis to the extent that they otherwise are scheduled to vest in 2017, 2018 or 2019.

For these purposes, the “Covered Participants” shall consist of Jim Brennan, Vicki Brewster, Ron Coppock, Patrick Macken, Lawrence Margolis, Bruce McClelland, David Potts, Larry Robinson, and Bob Stanzione.

The foregoing awards are being vested in connection with, and in advance of, the consummation of the combination of the Company and Pace PLC, a company incorporated in England and Wales, as described in the Registration Statement on Form S-4, Registration No. 333-205442, of ARRIS International Limited, a company incorporated in England and Wales.

Except to the extent of the acceleration of vesting provided above, each of the referenced awards shall remain subject to the other terms thereof.

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IN WITNESS WHEREOF, this Acceleration of Awards has been executed by an officer of the Company as of December 23, 2015.

ARRIS GROUP, INC.

By:	/s/ Patrick Macken
Its:	Senior Vice President, General Counsel and Secretary